SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) April 14, 2015

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced first quarter 2015 results through March 31, 2015.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated April 14, 2015, announcing the first quarter 2015 results through March 31, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

President & CEO

Date: April 14, 2015

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE FIRST QUARTER OF 2015

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported first quarter 2015 net income available to common shareholders of $1,316,000, or $0.07 per diluted common share.  This represented a 40% increase in earnings per share from the first quarter of 2014 where net income available to common shareholders totaled $877,000 or $0.05 per diluted common share.  The following table highlights the Company’s financial performance for the quarters ended March 31, 2015 and 2014:

	First Quarter 2015	First Quarter 2014	$ Change	% Change

Net income	$1,369,000	$930,000	$439,000	47.2%
Net income available to common shareholders	$1,316,000	$877,000	$439,000	50.1%
Diluted earnings per share	$ 0.07	$ 0.05	$ 0.02	40.0%

Jeffrey A. Stopko, President and Chief Executive Officer, commented on the first quarter 2015 financial results: “Our improved financial performance in the first quarter of 2015 resulted from a combination of revenue growth and non-interest expense reduction.  Specifically, solid loan and deposit growth in our community banking business contributed to an increase of $409,000, or 4.8%, in net interest income.  Non-interest expense in the first quarter of 2015 declined as expected by $328,000 or 3.1% as we are realizing the savings from several profitability improvement initiatives that were implemented in late 2014.  We will focus on successfully executing our business plans to further improve profitability in 2015 while continuing to maintain excellent asset quality.”

The Company’s net interest income in the first quarter of 2015 increased by $409,000, or 4.8%, when compared to the first quarter of 2014.  The Company’s net interest margin of 3.57% for the first quarter of 2015 was comparable with the net interest margin of 3.56% for the first quarter 2014 and eight basis points better than the 3.49% margin reported for the more recently reported fourth quarter 2014 performance.  The Company has been able to increase net interest income and modestly improve its net interest margin by both growing its earning assets and controlling its cost of funds through disciplined deposit pricing. Specifically, the earning asset growth has occurred in the loan portfolio as total loans averaged $842 million in the first quarter of 2015 which is $54 million, or 6.9%, higher than the $787 million average for the first quarter of 2014.  This loan growth reflects the successful results of the Company’s sales calling efforts, with an emphasis on generating commercial loans and owner occupied commercial real estate loans particularly through its loan production offices.  Interest income in 2015 has also benefitted from an increased dividend from the FHLB of Pittsburgh and reduced premium amortization on mortgage backed securities due to slower mortgage prepayment speeds.  Overall, total interest income has increased by $428,000, or 4.2%, in the first quarter of 2015.  Total interest expense for the first quarter of 2015 has been well controlled as it increased by only $19,000, or 1.2%, due to the Company’s proactive efforts to reduce deposit costs.  Even with this reduction in deposit costs, the Company still experienced growth in deposits which we believe reflects the loyalty of our core deposit base and ongoing efforts to cross sell new loan customers into deposit products.  Specifically, total deposits averaged a record level of $897 million for the first quarter of 2015 which is $41 million, or 4.8%, higher than the $856 million average for the first quarter of 2014.  The Company is pleased that a meaningful portion of this deposit growth occurred in non-interest bearing demand deposit accounts.  This decreased interest expense for deposits has been offset by a $56,000 increase in the interest cost for borrowings as the Company has utilized more FHLB term advances to extend borrowings and provide protection against rising interest rates.

The Company recorded a $250,000 provision for loan losses in the first quarter of 2015 compared to no provision for loan losses in the first quarter of 2014.  This provision in the first quarter of 2015 was needed to support the continuing growth of the loan portfolio and cover net loan charge-offs.  The Company experienced net loan charge-offs of $184,000, or 0.09% of total loans, in the first quarter of 2015 compared to modest net loan recoveries of $5,000 in the first quarter of 2014.  Overall, the Company continued to maintain outstanding asset quality in the first quarter of 2015.  At March 31, 2015, non-performing assets totaled $3.0 million, or only 0.36% of total loans.  When determining the provision for loan losses, the Company considers a number of factors, some of which include periodic credit reviews, non-performing assets, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided a strong 390% coverage of non-performing loans, and 1.14% of total loans, at March 31, 2015, compared to 400% coverage of non-performing loans, and 1.16% of total loans, at December 31, 2014.

Total non-interest income in the first quarter of 2015 increased by $180,000, or 5.1%, from the first quarter of 2014.  Increased revenue from bank owned life insurance, mortgage loan sales, and trust and investment advisory fees were the main factors causing the increase.  Specifically, revenue from bank owned life insurance increased by $176,000 due to the receipt of a death claim while gains realized on residential mortgage loan sales into the secondary market increased by $90,000 due to increased refinance activity.  Trust and investment advisory fees increased by $24,000 due to successful new business development efforts.  These positive items were partially offset by a $59,000 reduction in deposit service charges due to fewer overdraft fees and a $57,000 decrease in gains realized on investment security transactions as the Company did not execute any sale transactions in the first quarter of 2015.

The Company’s total non-interest expense in the first quarter of 2015 decreased by $328,000, or 3.1%, when compared to the first quarter of 2014.  Salaries and employee benefits were down by $241,000, or 3.8%, due to 29 fewer full time equivalent employees as certain employees who elected to participate in an early retirement program in late 2014 were not replaced in order to achieve efficiencies identified as part of a profitability improvement program.  Professional fees also declined by $97,000 due to lower legal fees and recruitment costs in the first quarter of 2015.  The remainder of the key non-interest expense categories were relatively consistent between years reflecting the Company’s focus on reducing and controlling costs.  Finally, the Company recorded an income tax expense of $617,000, or an effective tax rate of 31.1%, in the first quarter of 2015 which is higher when compared to the income tax expense of $389,000, or an effective tax rate of 29.5%, for the first quarter of 2014.  The higher income tax expense and effective tax rate is due to the Company’s increased earnings in the first quarter of 2015.

The Company had total assets of $1.1 billion, shareholders’ equity of $116 million, a book value of $5.06 per common share and a tangible book value of $4.42 per common share at March 31, 2015.  The Company continued to maintain strong capital ratios that exceed the regulatory defined well capitalized status and had a tangible common equity to tangible assets ratio of 7.64% at March 31, 2015.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

NASDAQ: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

March 31, 2015

(In thousands, except per share and ratio data)

(Unaudited)

2015

1QTR

PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,369
Net income available to common shareholders	1,316

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.51%
Return on average equity	4.80
Net interest margin	3.57
Net charge-offs as a percentage of average loans	0.09
Loan loss provision as a percentage of average loans	0.12
Efficiency ratio	82.29

PER COMMON SHARE:
Net income:
Basic	$0.07
Average number of common shares outstanding	18,851
Diluted	0.07
Average number of common shares outstanding	18,909
Cash dividends declared	$0.01

2014

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$930	$979	$365	$749	$3,023
Net income available to common shareholders	877	927	312	697	2,813

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.36%	0.37%	0.14%	0.28%	0.29%
Return on average equity	3.30	3.41	1.25	2.54	2.61
Net interest margin	3.56	3.47	3.42	3.49	3.52
Net charge-offs (recoveries) as a percentage of average loans	-	(0.02)	0.28	0.16	0.11
Loan loss provision as a percentage of average loans	-	-	-	0.18	0.05
Efficiency ratio	89.02	88.29	93.68	87.58	89.63

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.05	$0.02	$0.04	$0.15
Average number of common shares outstanding	18,786	18,795	18,795	18,795	18,793
Diluted	0.05	0.05	0.02	0.04	0.15
Average number of common shares outstanding	18,904	18,936	18,908	18,887	18,908
Cash dividends declared	$0.01	$0.01	$0.01	$0.01	$0.04

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2015

1QTR
FINANCIAL CONDITION DATA AT PERIOD END
Assets	$1,103,416
Short-term investments/overnight funds	10,127
Investment securities	142,010
Loans and loans held for sale	853,972
Allowance for loan losses	9,689
Goodwill	11,944
Deposits	892,676
FHLB borrowings	71,219
Shareholders’ equity	116,328
Non-performing assets	3,046
Tangible common equity ratio	7.64
PER COMMON SHARE:
Book value (A)	$5.06
Tangible book value (A)	4.42
Market value	2.98
Trust assets – fair market value (B)	$1,932,894

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	318
Branch locations	17
Common shares outstanding	18,855,021

2014

	1QTR	2QTR	3QTR	4QTR
FINANCIAL CONDITION DATA AT PERIOD END
Assets	$1,051,108	$1,063,717	$1,070,431	$1,089,263
Short-term investments/overnight funds	9,019	8,013	6,662	9,092
Investment securities	154,754	153,603	150,471	146,950
Loans and loans held for sale	789,620	804,675	817,887	832,131
Allowance for loan losses	10,109	10,150	9,582	9,623
Goodwill	12,613	12,613	11,944	11,944
Deposits	875,333	873,908	872,170	869,881
FHLB borrowings	40,483	52,677	63,438	80,880
Shareholders’ equity	114,590	115,946	116,146	114,407
Non-performing assets	3,274	4,469	3,897	2,917
Tangible common equity ratio	7.80	7.83	7.86	7.56
PER COMMON SHARE:
Book value (A)	$4.97	$5.05	$5.06	$4.97
Tangible book value (A)	4.31	4.38	4.43	4.33
Market value	3.85	3.48	3.30	3.13
Trust assets – fair market value (B)	$1,692,663	$1,778,522	$1,774,988	$1,784,278

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	347	345	341	314
Branch locations	18	17	17	17
Common shares outstanding	18,793,388	18,794,888	18,794,888	18,794,888

NOTES:

(A)

Preferred stock of $21 million received through the Small Business Lending Fund is excluded from the book value per common share and tangible book value per common share calculations.

        (B) Not recognized on the consolidated balance sheets.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2015

1QTR
INTEREST INCOME
Interest and fees on loans	$9,456
Interest on investments	1,067
Total Interest Income	10,523

INTEREST EXPENSE
Deposits	1,174
All borrowings	415
Total Interest Expense	1,589

NET INTEREST INCOME	8,934
Provision for loan losses	250
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,684

NON-INTEREST INCOME
Trust and investment advisory fees	2,056
Service charges on deposit accounts	419
Net realized gains on loans held for sale	191
Mortgage related fees	115
Net realized gains on investment securities	-
Bank owned life insurance	363
Other income	568
Total Non-Interest Income	3,712

NON-INTEREST EXPENSE
Salaries and employee benefits	6,073
Net occupancy expense	841
Equipment expense	466
Professional fees	1,211
FDIC deposit insurance expense	167
Other expenses	1,652
Total Non-Interest Expense	10,410

PRETAX INCOME	1,986
Income tax expense	617
NET INCOME	1,369
Preferred stock dividends	53
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,316

2014

	1QTR	2QTR	3QTR	4QTR	YEAR
INTEREST INCOME					TO DATE
Interest and fees on loans	$9,032	$8,939	$9,019	$9,352	$36,342
Interest on investments	1,063	1,044	1,000	992	4,099
Total Interest Income	10,095	9,983	10,019	10,344	40,441

INTEREST EXPENSE
Deposits	1,211	1,240	1,237	1,201	4,889
All borrowings	359	359	379	411	1,508
Total Interest Expense	1,570	1,599	1,616	1,612	6,397

NET INTEREST INCOME	8,525	8,384	8,403	8,732	34,044
Provision for loan losses	-	-	-	375	375
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,525	8,384	8,403	8,357	33,669

NON-INTEREST INCOME
Trust and investment advisory fees	2,032	1,948	1,807	1,978	7,765
Service charges on deposit accounts	478	501	507	471	1,957
Net realized gains on loans held for sale	101	171	275	201	748
Mortgage related fees	117	160	190	123	590
Net realized gains on investment securities	57	120	-	-	177
Bank owned life insurance	187	185	188	189	749
Other income	560	553	626	598	2,337
Total Non-Interest Income	3,532	3,638	3,593	3,560	14,323

NON-INTEREST EXPENSE
Salaries and employee benefits	6,314	6,107	6,139	6,400	24,960
Net occupancy expense	839	717	709	699	2,964
Equipment expense	470	494	468	460	1,892
Professional fees	1,308	1,464	1,360	1,277	5,409
FDIC deposit insurance expense	160	154	159	163	636
Goodwill impairment charge	-	-	669	-	669
Other expenses	1,647	1,684	1,739	1,771	6,841
Total Non-Interest Expense	10,738	10,620	11,243	10,770	43,371

PRETAX INCOME	1,319	1,402	753	1,147	4,621
Income tax expense	389	423	388	398	1,598
NET INCOME	930	979	365	749	3,023
Preferred stock dividends	53	52	53	52	210
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$877	$927	$312	$697	$2,813

AMERISERV FINANCIAL, INC.

NASDAQ: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2015

2014

	1QTR	1QTR
Interest earning assets:
Loans and loans held for sale, net of unearned income	$841,612	$787,306
Deposits with banks	11,296	5,881
Short-term investment in money market funds	2,017	4,272
Total investment securities	147,652	162,789
Total interest earning assets	1,002,577	960,248

Non-interest earning assets:
Cash and due from banks	17,293	15,970
Premises and equipment	12,953	13,149
Other assets	70,301	69,840
Allowance for loan losses	(9,673)	(10,142)
Total assets	$1,093,451	$1,049,065

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$92,926	$82,617
Savings	92,490	88,535
Money market	232,542	228,715
Other time	306,050	303,140
Total interest bearing deposits	724,008	703,007
Borrowings:
Federal funds purchased and other short-term borrowings	13,484	29,633
Advances from Federal Home Loan Bank	43,581	26,710
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085
Total interest bearing liabilities	794,158	772,435

Non-interest bearing liabilities:
Demand deposits	172,559	152,811
Other liabilities	11,052	9,459
Shareholders’ equity	115,682	114,360
Total liabilities and shareholders’ equity	$1,093,451	$1,049,065